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                               AMERICAN FINANCIAL
                                  REALTY TRUST

AT THE COMPANY                AT FINANCIAL RELATIONS BOARD
Muriel Lange                  Claire Koeneman                Joe Calabrese
Investor Relations            (Analyst Info)                 (General Info)
(215) 887-2280                (312) 640-6745                 (212) 827-3772
Email: mlange@afrt.com

              AMERICAN FINANCIAL REALTY TRUST PROVIDES SUPPLEMENTAL
                         FINANCIAL INFORMATION FOR 2004

JENKINTOWN, Pa., March 7, 2005 - American Financial Realty Trust (NYSE: AFR), a real estate investment trust focused on acquiring and leasing properties occupied by financial institutions, today released additional supplemental information regarding the Company's financial results for the year ended December 31, 2004, that were originally announced on February 24, 2005. The Company is providing the supplemental materials in response to requests during the Company's recent earnings call for this additional information.

Attached as Exhibit A to this press release is the Company's unaudited balance sheet as of December 31, 2004. An audited balance sheet will be included in the Company's Form 10-K, which will be filed later this month. In its future quarterly press releases, the Company intends to include unaudited summary balance sheet information as of the period end date for which the Company's earnings are being presented.

Attached as Exhibit B to this press release is a reconciliation of the Company's previously reported net income and funds from operations ("FFO") for the year ended December 31, 2004, to FFO as defined by the National Association of Real Estate Investment Trusts ("NAREIT"). In its future quarterly press releases, the Company intends to include a reconciliation of net income both to the NAREIT definition of FFO and to FFO and adjusted funds from operations ("AFFO") as defined by the Company.

About American Financial Realty Trust
American Financial Realty Trust is a self-administered, self-managed real estate investment trust that acquires properties from, and leases properties to, regulated financial institutions. The Company owns and manages its assets primarily under long-term triple net and bond net leases with banks. The Company is led by chief executive officer Nicholas S. Schorsch and non-executive chairman Lewis S. Ranieri. The Company is traded on the New York Stock Exchange under the ticker symbol AFR.

Forward-Looking Statements
The forward-looking statements contained in this release are subject to various risks and uncertainties, including the uncertainties associated with the availability, timing and occurrence of transaction closings and changes in real estate and general market conditions. American Financial does not undertake a duty to update forward-looking statements. It may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community. The format and extent of future outlooks may be different from the format and extent of the information contained in this release.

                                    EXHIBIT A
                         AMERICAN FINANCIAL REALTY TRUST

                           CONSOLIDATED BALANCE SHEETS
                     December 31, 2004 and December 31, 2003
           (Unaudited - In thousands, except share and per share data)

                                                                                       December 31,
                                                                                ---------------------------
Assets:                                                                             2004          2003
                                                                                ------------- -------------
Real estate investments, at cost:
      Land....................................................................    $  415,833    $  225,287
      Building and improvements...............................................     2,280,490     1,228,254
      Equipment and fixtures..................................................       352,731       196,142
      Leasehold interests.....................................................         4,972         5,040
                                                                                  ----------   -----------
            Total real estate investments, at cost............................     3,054,026     1,654,723
      Less accumulated depreciation...........................................      (147,478)      (57,727)
                                                                                  ----------   -----------
            Total real estate investments, net................................     2,906,548     1,596,996
Cash and cash equivalents.....................................................       110,607       211,158
Restricted cash...............................................................        59,905        28,330
Marketable investments and accrued interest...................................        24,272        67,561
Tenant and other receivables, net.............................................        34,667        15,425
Prepaid expenses and other assets.............................................        65,551         6,848
Assets held for sale..........................................................       102,333        82,002
Intangible assets, net of accumulated amortization of $25,749 and $5,330......       590,341       115,084
Deferred costs, net of accumulated amortization of $7,637 and $2,926..........        57,623        18,935
                                                                                  ----------   -----------
            Total assets......................................................    $3,951,847    $2,142,339
                                                                                  ==========   ===========

Liabilities and Shareholders' Equity:
Mortgage notes payable........................................................    $2,008,554     $ 921,355
Credit facility...............................................................       270,000           --
Convertible notes, net........................................................       445,926           --
Accounts payable..............................................................         4,947         2,079
Accrued interest expense......................................................        24,510         8,050
Accrued expenses and other liabilities........................................        60,098        29,716
Dividends and distributions payable...........................................        29,805        28,295
Below-market lease liabilities, net of accumulated amortization
  of $3,396 and $1,463........................................................        59,182        49,485
Deferred revenue..............................................................       105,745        33,569
Liabilities related to assets held for sale...................................         8,022        55,824
                                                                                  ----------   -----------
            Total liabilities.................................................     3,016,789     1,128,373
                                                                                  ----------   -----------
Minority interest.............................................................        65,099        36,365
Shareholders' equity:
      Preferred shares, 100,000,000 shares authorized at $0.001 per share, no shares issued and outstanding at December 31, 2004 and
         December 31, 2003....................................................           --            --
      Common shares, 500,000,000 shares authorized at $0.001 per share,
         111,001,935 and 108,096,217 issued and outstanding at December
         31, 2004 and December 31, 2003.......................................           111           108
      Capital contributed in excess of par....................................     1,130,034     1,102,561
      Deferred compensation...................................................      (16,518)      (16,291)
      Accumulated deficit.....................................................     (229,380)      (94,557)
      Accumulated other comprehensive loss....................................      (14,288)      (14,220)
                                                                                  ----------   -----------
            Total shareholders' equity........................................       869,959       977,601
                                                                                  ----------   -----------
            Total liabilities and shareholders' equity........................    $3,951,847   $ 2,142,339
                                                                                  ==========   ===========

                                    EXHIBIT B

Set forth below is a reconciliation of the Company's previously reported GAAP net income (loss) and FFO as defined by the Company to FFO as defined by NAREIT for the year ended December 31, 2004:

                                                                        Year
                                                                       Ended
                                                                    December 31,
(in thousands, except per share data)                                   2004
                                                                    -----------
                                                                    (unaudited)
Funds from operations:
     Net loss (1)..............................................      $ (22,245)
     Minority interest in Operating Partnership................           (899)
     Depreciation and amortization.............................        109,466
     Amortization of fair market rental
       adjustment, net.........................................          1,031
                                                                     ---------
     Funds from operations (Company definition)................         87,353

     Gain on sale of minority interest in State Street
       Financial Center........................................        (17,693)
                                                                     ---------
                                                                        69,660

     Gains on sales of properties, net of taxes ...............        (11,864)
                                                                     ---------
     Funds from operations (NAREIT definition) (1).............       $ 57,796
                                                                     =========

     Funds from operations per share (Company definition,
       diluted)...............................................        $   0.76
                                                                     =========
     Funds from operations per share (NAREIT definition,
       diluted) .............................................         $   0.50
                                                                     =========

(1) Net loss includes property impairments of $3,614 ($0.03 per share). These impairments relate to properties subsequently sold or which were held for sale as of December 31, 2004. Pursuant to NAREIT's guidance published in February 2004, these impairments have not been added back to net loss in calculating FFO as defined by NAREIT, even though they relate to properties sold or held for sale.

Non-GAAP Financial Measures
The Company believes that FFO is helpful to investors as a measure of the Company's performance as an equity REIT because it provides investors with an understanding of the Company's operating performance and profitability. The Company includes gains and losses from property sales in its definition of FFO because it believes that strategic disposition of properties is a significant component of the Company's business model, and that gains and losses from dispositions demonstrate (in part) the Company's execution of its business model. FFO is a non-GAAP financial measure commonly used in the REIT industry, and therefore this measure may be useful in comparing the Company's performance with that of other REITs. However, the Company's definition of FFO differs from NAREIT's definition of FFO and investors should take definitional differences into account when comparing FFO reported by other REITs (including particularly those REITs that exclude gains and losses from property sales in their definition of FFO). Additionally, FFO and FFO per share should be evaluated along with GAAP net income and net income per share (the most directly comparable GAAP measures) in evaluating the performance of equity REITs.